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                                                                   EXHIBIT 10.28

                               TRANSFER AGREEMENT


Effective May 20th, 1999.

BETWEEN:

           EBANX.COM (ISLE OF MAN) LIMITED, an Isle of Man corporation
                                                                ("eBanx.com")

AND:

         CYBEROAD GAMING CORPORATION, a St Kim West Indies corporation.

                                                                 ("Cyberoad")

1. Cyberoad hereby agree to transfer 100% ownership of Ebanx Limited of Nevada USA to eBanx.com for $10.00 US and other consideration hereby acknowledged as being received.

2. This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

                                  ACKNOWLEDGED

  EBANX.COM (ISLE OF MAN)                CYBEROAD GAMING CORP.

  Per:  /s/ DAVID HARRIS                 Per:  /s/ LAWRENCE COFIELD
      ------------------------------         ---------------------------------
  Name:    David Harris                  Name:    Lawrence Cofield
  Title:   Director                      Title:   Director